UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF THE

THE SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): July 18, 2019

SIGMA LABS, INC.

(Exact name of registrant as specified in its charter)

Nevada	001-38015	27-1865814
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

3900 Paseo del Sol

Santa Fe, New Mexico 87507

(Address of Principal Executive Offices) (Zip Code)

Registrant’s telephone number, including area code: (505) 438-2576

Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.001 per share	SGLB	The NASDAQ Stock Market LLC
Warrants to Purchase Common Stock, par value $0.001 per share	SGLBW	The NASDAQ Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter). Emerging growth company [  ]

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. [  ]

ITEM 5.02 DEPARTURE OF DIRECTORS OR CERTAIN OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF CERTAIN OFFICERS; COMPENSATORY ARRANGEMENTS OF CERTAIN OFFICERS.

On July 18, 2019, the 2013 Equity Incentive Plan (the “2013 Plan”) of Sigma Labs, Inc. (“we,” “our,” “us,” or the “Company”), was amended to fix at 2,400,000 shares the aggregate number of shares of our common stock issued or issuable under the 2013 Plan.

ITEM 5.07 SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

Annual Meeting of Stockholders

On July 18, 2019, we held our 2019 Annual Meeting of Stockholders (the “Annual Meeting”). Our stockholders acted upon the following proposals at the Annual Meeting:

●	Proposal 1: To elect each of Frank J. Garofalo and Salvatore Battinelli to serve as a Class II director until the 2022 Annual Meeting of Stockholders;

●	Proposal 2: To approve an amendment to our 2013 Plan to fix at 2,400,000 shares the aggregate number of shares of our common stock issued or issuable under the 2013 Plan;

●	Proposal 3: To approve, by non-binding vote, the compensation of our named executive officers as disclosed in our proxy statement; and

●	Proposal 4: To ratify the selection of Haynie & Company as our independent registered public accounting firm for the fiscal year ending December 31, 2019.

Voting Results

Proposal 1: Mr. Garofalo was elected as a Class II director with 4,193,809 “FOR” votes and 68,147 “WITHHELD” votes. Mr. Battinelli was elected as a Class II director with 3,935,121 “FOR” votes and 326,835 “WITHHELD” votes. There were 3,358,465 broker non-votes in connection with this proposal.

Proposal 2: This proposal was approved with 3,772,465 “FOR” votes, 487,838 “AGAINST” votes and 1,653 “ABSTAIN” votes. There were 3,358,465 broker non-votes in connection with this proposal.

Proposal 3: This proposal was approved with 4,005,653 “FOR” votes, 228,635 “AGAINST” votes and 27,668 “ABSTAIN” votes. There were 3,358,465 broker non-votes in connection with this proposal.

Proposal 4: This proposal was approved with 7,484,482 “FOR” votes, 127,177 “AGAINST” votes and 8,762 “ABSTAIN” votes. There were no broker non-votes in connection with this proposal.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:	July 23, 2019	SIGMA LABS, INC.

		By:	/s/ John Rice
		Name:	John Rice
		Title:	President and Chief Executive Officer